UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2022

EXTERRAN CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36875	47-3282259
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11000 Equity Drive Houston, Texas	77041
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXTN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 24, 2022, Exterran Corporation, a Delaware corporation (the “Exterran”), Enerflex Ltd., a Canadian corporation (“Enerflex”), and Enerflex US Holdings Inc., a Delaware corporation and a direct wholly-owned subsidiary of Enerflex (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).

Merger Agreement

Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will merge with and into Exterran (the “Merger”), with Exterran surviving the Merger as a direct and wholly-owned subsidiary of Enerflex. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Exterran, par value $0.01 per share (“Exterran Common Stock”) then outstanding, other than certain excluded shares of Exterran Common Stock as described in the Merger Agreement, will be converted automatically into the right to receive 1.021 Enerflex common shares (the “Enerflex Common Shares” and such consideration, the “Merger Consideration”).

The Merger Agreement also provides that, as of the Effective Time, each share of Exterran restricted stock and each Exterran restricted stock unit award (collectively, “Exterran Equity Awards”) will be converted into a corresponding Enerflex award, with the number of shares subject to such award being equal to the product of (a) the number of shares of Exterran Common Stock subject to such award immediately prior to the Effective Time multiplied by (b) 1.021 (the “Exchange Ratio”). With respect to any Exterran Equity Award that is subject to performance targets where the performance period is incomplete (or that is complete but for which performance is not determinable due to the unavailability of the required data), the number of shares of Exterran Common Stock subject to such Exterran Equity Award will be determined as if performance had been achieved at 100% of the applicable target. Except as expressly set forth in the Merger Agreement, all such Exterran Equity Awards that are converted into Enerflex awards will be subject to the same terms and conditions (including settlement terms) applicable to the corresponding Exterran Equity Award prior to the Effective Time.

If the Merger is consummated, the Exterran Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended.

Each of Exterran, Enerflex and Merger Sub has made customary representations and warranties and covenants in the Merger Agreement, including (a) covenants to use their respective reasonable best efforts to effect the Merger, including securing required regulatory and approval of Exterran’s and Enerflex’s shareholders and (b) covenants to conduct their respective business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time.

The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement, including, among others, (a) the adoption of the Merger Agreement by the Exterran stockholders, (b) the approval of the issuance of Enerflex Common Shares as the Merger Consideration by the Enerflex shareholders, (c) the expiration or termination of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), as well as the receipt of certain antitrust approvals outside of the United States, (d) the lack of any governmental authority restraining, enjoining or otherwise prohibiting the Merger, (e) the Enerflex Common Shares having been conditionally approved for listing on the NYSE or Nasdaq, as applicable, subject to official notice of issuance, and the TSX, subject to customary listing requirements and (f) the absence of a “Company Material Adverse Effect” or “Parent Material Adverse Effect” (as defined in the Merger Agreement) with respect to Exterran or Enerflex. While the Merger is not conditioned on Enerflex or any other party obtaining debt financing, Enerflex has obtained debt financing commitments pursuant to the Debt Commitment Letter (as defined in the Merger Agreement) from the parties thereto for the purpose of financing the transactions contemplated by the Merger and paying related fees and expenses. The obligations of the financing sources under the Debt Commitment Letter are subject to customary conditions.

The Merger Agreement provides that Exterran and Enerflex must each comply with customary non-solicitation restrictions, including certain restrictions on Exterran’s ability to solicit Company Alternative Proposals (as defined in the Merger Agreement) and Enerflex’s ability to solicit Parent Alternative Proposals (as defined in the Merger Agreement), to provide non-public information to third parties and to engage in negotiations with third parties regarding Company Alternative Proposals or Parent Alternative Proposals, as applicable. Subject to certain customary “fiduciary out” exceptions, (a) Exterran’s board of directors is each required to recommend that the Exterran stockholders adopt the Merger Agreement and to call a meeting of the Exterran stockholders to vote on a proposal to adopt the Merger Agreement and (b) Enerflex’s board of directors is each required to recommend that the Enerflex shareholders approve the issuance of Enerflex Common Shares as the Merger Consideration.

Either Exterran or Enerflex may terminate the Merger Agreement prior to the Effective Time in certain circumstances, including (a) by mutual agreement, (b) by either party if the Merger is not completed by October 24, 2022 (which date may be automatically extended (i) for an additional 30 days if required regulatory approvals have not been obtained or (ii) for an additional period to allow for the completion of an in-process Marketing Period (as further defined and described in the Merger Agreement) (the “End Date”), (c) by either party if a governmental authority of competent jurisdiction has issued a final non-appealable governmental order or law permanently prohibiting the Merger, (d) be either party, if Exterran stockholders fail to adopt the Merger Agreement or the Enerflex shareholders fail to approve the issuance of Enerflex Common Shares as Merger Consideration and (e) the other party breaches its representations, warranties or covenants in the Merger Agreement or otherwise breaches its obligations under the Merger Agreement such that the applicable condition to the consummation of the Merger is not satisfied, subject in certain cases, to the right of the breaching party to cure the breach and payment of termination fees as described below.

Subject to the conditions and applicable termination fees as prescribed in the Merger Agreement, Exterran may terminate the Merger Agreement if all conditions to the Merger Agreement have been satisfied or waived and Enerflex and Merger Sub fail to consummate the Closing due to the failure of all, or any portion of, Enerflex’s debt financing (or, if applicable, to be funded at closing, for any reason. In addition, subject to the conditions and applicable termination fees as prescribed in the Merger Agreement, (a) prior to obtaining approval of the Exterran stockholders, (i) Exterran may terminate the Merger Agreement in order to enter into a definitive agreement with a third party to effect a Company Superior Proposal (as defined in the Merger Agreement), and (ii) Enerflex may terminate the Merger Agreement in the event of a Company Change of Recommendation (as defined in the Merger Agreement) with respect to the Merger or a breach by Exterran of the non-solicitation provisions in the Merger Agreement and (b) prior to obtaining approval of the Enerflex shareholders, (i) Enerflex may terminate the Merger Agreement in order to enter into a definitive agreement with a third party to effect a Parent Superior Proposal (as defined in the Merger Agreement), and (ii) Exterran may terminate the Merger Agreement in the event of a Parent Change of Recommendation (as defined in the Merger Agreement) with respect to the Merger or a breach by Enerflex of the non-solicitation provisions in the Merger Agreement.

The Merger Agreement provides that Enerflex is required to pay Exterran a termination fee of $30,000,000 if Exterran terminates the Merger Agreement as a result of the failure of the debt financing being available to Enerflex. Additionally, Enerflex is required to pay Exterran a termination fee of $20,000,000 if (a) prior to obtaining Enerflex shareholder approval, Enerflex terminates the Merger Agreement to enter into a definitive agreement with a third party to effect a Parent Superior Proposal; or (b) Exterran terminates the Merger Agreement in the event of a Enerflex Change of Recommendation, as set forth in, and subject to the conditions of, the Merger Agreement. Enerflex must also pay Exterran a $20,000,000 termination fee if the Merger Agreement is terminated in certain specified circumstances where a Parent Alternative Proposal to the Merger has been made and not withdrawn at least two (2) business days prior to the Enerflex shareholders’ meeting and, within twelve (12) months following such termination, Enerflex enters into a definitive agreement in respect of an alternative transaction of the type described in the relevant provisions of the Merger Agreement, or such transaction is consummated.

Additionally, Exterran is required to pay Enerflex a termination fee of $10,000,000 if (a) prior to obtaining the Exterran shareholder approval, Exterran terminated the Merger Agreement to enter into a definitive agreement with a third party to effect a Company Superior Proposal; or (b) Enerflex terminates the Merger Agreement in the event of a Exterran Change of Recommendation, as set forth in, and subject to the conditions of, the Merger Agreement. Exterran must also pay Enerflex a $10,000,000 termination fee if the Merger Agreement is terminated in certain specified circumstances where a Company Alternative Proposal to the Merger has been made and not withdrawn at least two (2) business days prior to Exterran’s stockholders’ meeting and, within twelve (12) months following such termination, Exterran enters into a definitive agreement in respect of an alternative transaction of the type described in the relevant provisions of the Merger Agreement, or such transaction is consummated.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about Exterran, Merger Sub or Enerflex. The representations, warranties and covenants in the Merger Agreement were made only for the purpose of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, may or may not be accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in the disclosure letter agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Merger Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Exterran’s public disclosures.

Item 8.01.	Other Events.

Voting Agreement

On January 24, 2022, concurrently with the execution of the Merger Agreement, Exterran entered into a Voting Agreement (the “Parent Voting Agreement”) with the directors and executive officers of Enerflex, pursuant to which such shareholders agreed, among other matters, to vote their Enerflex shares and other securities in favor of the issuance of Enerflex shares pursuant to the Merger Agreement.

Also on January 24, 2022, concurrently with the execution of the Merger Agreement, Enerflex entered into a Voting Agreement with all of the funds managed by Chai Trust Company, LLC that own Exterran Common Stock and the directors and executive officers of Exterran pursuant to which such stockholders agreed, among other matters, to vote their shares of Exterran Common Stock in favor of the adoption of the Merger Agreement.

The foregoing description of the Parent Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Parent Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Press Release

On January 24, 2022, Exterran issued a press release announcing entry into the Merger Agreement. The press release is attached hereto as Exhibits 99.1 and is incorporated by reference herein.

The information under Item 8.01 of this Current Report on Form 8-K (including Exhibit 10.1 and Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 24, 2022, by and among Exterran, Enerflex and Merger Sub.

10.1	Parent Voting Agreement, dated as of January 24, 2022, by and among Exterran and the shareholders party thereto.

99.1	Exterran Press Release issued January 24, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Advisory Regarding Forward-Looking Information

This announcement contains forward-looking information within the meaning of applicable Canadian securities laws and within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to the respective management expectations about future events, results of operations and the future performance (both operational and financial) and business prospects of Enerflex Ltd., Exterran Corp., or the combined entity. All statements other than statements of historical fact are forward-looking statements. The use of any of the words “anticipate”, “future”, “plan”, “contemplate”, “continue”, “estimate”, “expect”, “intend”, “propose”, “might”, “may”, “will”, “shall”, “project”, “should”, “could”, “would”, “believe”, “predict”, “forecast”, “pursue”, “potential”, “objective” and “capable” and similar expressions are intended to identify forward-looking information. In particular, this announcement includes (without limitation) forward-looking information pertaining to: the expectation that the Merger will strengthen Enerflex’s ability to serve customers and enhance shareholder value; the anticipated financial performance of the combined entity, including its expected gross margin and the acceleration of its generation of recurring gross margins; the expected run rate synergies and efficiencies to be achieved as a result of the Merger and the quantum and timing associated therewith; the listing of Enerflex shares on the NYSE or NASDAQ, as applicable, to be effective upon Merger close; the listing of the Enerflex common shares being issued in connection with the Merger on the TSX; anticipated shareholder value; expected accretion to Adjusted EBITDA, cash flow per share, and earnings per share for shareholders of Enerflex; excess free cash flow beginning in 2023; pro forma geographic exposure and the expected revenues associated therewith; future capital expenditures, including the amount and nature thereof; product bookings and backlog; oil and gas prices and the impact of such prices on demand for the combined entity’s products and services; development trends in the oil and gas industry; seasonal variations in the activity levels of certain oil and gas markets; expectation in respect of excess free cash flow following closing of the Merger; business prospects and strategy; expansion and growth of the business and operations, including position in the energy service markets; expectations regarding future dividends; the 3-year revolving credit facility and 5-year bridge loan facility and the combined entity’s related targets of bank-adjusted net debt to EBITDA and the timing thereof; the bridge loan facility providing financing to backstop an anticipated issuance of new debt securities and the timing thereof; the committed financing being sufficient to fully repay existing Enerflex and Exterran notes and revolving credit facilities, provide for capital expenditures and other ordinary course capital needs, and provide significant liquidity for the pro forma business; the priorities of the combined entity in 2023 following capital commitments in 2022; expectations and implications of changes in government regulation, laws and income taxes; environmental, social, and governance matters; the combined entity’s ability to deliver sustainable solutions; the constitution of the Board of Directors of the combined entity as at closing of the Merger; the receipt of all necessary approvals including the approval of the Enerflex shareholders and Exterran shareholders and the timing associated therewith; the disclosures provided under the heading “Select Pro Forma Financial Information”; Exterran’s expectations regarding its fourth quarter 2021 results; and the successful completion of the Merger and the anticipated closing date. This forward-looking information is based on assumptions, estimates and analysis made by Exterran and Enerflex and their perception of trends, current conditions and expected developments, as well as other factors that are believed by Enerflex to be reasonable and relevant in the circumstances and in light of the Merger.

All forward-looking information in this announcement is subject to important risks, uncertainties, and assumptions, which are difficult to predict and which may affect Enerflex’s or the combined company’s operations, including, without limitation: the satisfaction of closing conditions to the Merger in a timely manner, if at all; receipt of all necessary regulatory and/or competition approvals on terms acceptable to Enerflex and Exterran; the impact of economic conditions including volatility in the price of oil, gas, and gas liquids, interest rates and foreign exchange rates; industry conditions including supply and demand fundamentals for oil and gas, and the related infrastructure including new environmental, taxation and other laws and regulations; business disruptions resulting from the ongoing COVID-19 pandemic; the ability to continue to build and improve on proven manufacturing capabilities and innovate into new product lines and markets; increased competition; insufficient funds to support capital investments required to grow the business; the lack of availability of qualified personnel or management; political unrest; and other factors, many of which are beyond the control of Enerflex and Exterran. Readers are cautioned that the foregoing list of assumptions and risk factors should not be construed as exhaustive. While the parties believe that there is a reasonable basis for the forward-looking information and statements included in this announcement, as a result of such known and unknown risks, uncertainties and other factors, actual results, performance, or achievements could differ and such differences could be material from those expressed in, or implied by, these statements. The forward-looking information included in this announcement should not be unduly relied upon as a number of factors could cause actual results to differ materially from the results discussed in these forward-looking statements, including but not limited to: the completion and related timing for completion of the Merger; the ability of Enerflex and Exterran to timely receive any necessary regulatory, shareholder, stock exchange, lender, or other third-party approvals to satisfy the closing conditions of the Merger; interloper risk; the ability to complete the Merger on the terms contemplated by Enerflex and Exterran or at all; the ability of the combined entity to realize the anticipated benefits of, and synergies from, the Merger and the timing and quantum thereof; consequences of not completing the Merger, including the volatility of the share prices of Enerflex and Exterran, negative reactions from the investment community and the required payment of certain costs related to the Merger; actions taken by government entities or others seeking to prevent or alter the terms of the Merger; potential undisclosed liabilities unidentified during the due diligence process; the accuracy of the pro forma financial information of the combined entity; the interpretation of the Merger by tax authorities; the success of business integration and the time required to successfully integrate; the focus of management’s time and attention on the Merger and other disruptions arising from the Merger; the ability to maintain desirable financial ratios; the ability to access various sources of debt and equity capital, generally, and on acceptable terms, if at all; the ability to utilize tax losses in the future; the ability to maintain relationships with partners and to successfully manage and operate integrated businesses; risks associated with technology and equipment, including potential cyberattacks; the occurrence of unexpected events such as pandemics, war, terrorist threats and the instability resulting therefrom; risks associated with existing and potential future lawsuits, shareholder proposals and regulatory actions; and those factors referred to under the heading “Risk Factors” in Enerflex’s Annual Information Form and Exterran’s Form 10-K, each for the year ended December 31, 2020, and in Enerflex’s Management’s Discussion and Analysis and Exterran’s Form 10-Q, each for the three and nine months ended September 30, 2021, located on SEDAR and EDGAR respectively. In addition, the effects and impacts of the ongoing COVID-19 pandemic, the rapid decline in global energy prices and the length of time to significantly reduce the global threat of COVID-19 on Enerflex’s, Exterran’s, and the combined entity’s respective businesses, the global economy and markets are unknown and cannot be reasonably estimated at this time and could cause actual results to differ materially from the forward-looking statements contained in this announcement.

The forward-looking information contained herein is expressly qualified in its entirety by the above cautionary statement. The forward-looking information included in this announcement is made as of the date of this announcement and, other than as required by law, Enerflex and Exterran disclaim any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. This announcement and its contents should not be construed, under any circumstances, as investment, tax or legal advice.

All figures in US dollars unless otherwise indicated.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed Merger, Enerflex and Exterran will file relevant materials with the Securities and Exchange Commission (“SEC”), including a Registration Statement containing a proxy statement/prospectus on appropriate form of registration statement regarding each of Enerflex and Exterran, respectively, and an information circular regarding Exterran. After the Registration Statement has become effective, the definitive proxy statement/prospectus will be mailed to Exterran stockholders. After the Registration Statement has become effective, the definitive proxy statement/prospectus will be mailed to Exterran stockholders. The information circular will be mailed to Enerflex shareholders. Both the definitive proxy statement/prospectus will contain important information about the proposed Merger and related matters. INVESTORS AND SHAREHOLDERS ARE URGED AND ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS AND INFORMATION CIRCULAR, AS APPLICABLE, CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. The definitive proxy statement, the preliminary proxy statement, the information circular and other relevant materials in connection with the Merger (when they become available) and any other documents filed by Exterran with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov and with SEDAR may be obtained free of charge from the SEDAR website at www.sedar.com. The documents filed by Enerflex with the SEC and SEDAR may also be obtained free of charge at Enerflex’s investor relations website at https://www.enerflex.com/investors/index.php. Alternatively, these documents, when available, can be obtained free of charge from Enerflex upon written request to Enerflex Ltd., Attn: Investor Relations, Suite 904, 1331 Macleod Trail SE, Calgary, Alberta, Canada T2G 0K3 or by calling +1.403.387.6377. The documents filed by Exterran with the SEC may also be obtained free of charge at Exterran’s investor relations website at https://www.exterran.com/EXTN. Alternatively, these documents, when available, can be obtained free of charge from Exterran upon written request to investor.relations@exterran.com or by calling +1.281.836.7000.

Participants in the Solicitation

Enerflex, Exterran and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Exterran’s shareholders in connection with the Merger. Information about Exterran’s directors and executive officers and their ownership of Exterran’s securities is set forth in Exterran’s definitive proxy statement on Schedule 14A filed with the SEC on March 17, 2021 and may also be obtained free of charge at Enerflex’s investor relations website at https://www.enerflex.com/investors/index.php. Alternatively, these documents can be obtained free of charge from Exterran upon written request to investor.relations@exterran.com or by calling +1.281.836.7000. You may obtain information about Enerflex’s executive officers and directors in Enerflex’s Annual Information Form, which was filed with SEDAR on February 24, 2021. These documents may be obtained free of charge from the SEDAR website at www.sedar.com and may also be obtained free of charge at Enerflex’s investor relations website at https://www.enerflex.com/investors/index.php. Alternatively, these documents can be obtained free of charge from Enerflex upon written request to Enerflex Ltd., Attn: Investor Relations, Suite 904, 1331 Macleod Trail SE, Calgary, Alberta, Canada T2G 0K3 or by calling +1.403.387.6377. Additional information regarding the interests of all such Exterran directors and officers in the proposed Merger will be included in the proxy statement relating to the Merger when it is filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

	By:	/s/ David A. Barta
	Name:	David A. Barta
Date: January 24, 2022	Title:	Senior Vice President and Chief Financial Officer